Exhibit 99.1

TRANS-INDIA ACQUISITION CORPORATION

(a corporation in the development stage)

FINANCIAL STATEMENTS

February 15, 2007

INDEX TO FINANCIAL STATEMENTS

PAGE

Report of Independent Registered Public Accounting Firm	F–2

Financial Statements

Balance Sheets	F–3

Statements of Operations	F–4

Statements of Stockholders’ Equity	F–5

Statements of Cash Flows	F–6

Notes to Financial Statements	F–7

TRANS-INDIA ACQUISITION CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Trans-India Acquisition Corporation

We have audited the accompanying balance sheets of Trans-India Acquisition Corporation (a corporation in the development stage) as of February 15, 2007 and November 30, 2006, and the related statements of operations, stockholders’ equity, and cash flows for the periods from December 1, 2006 to February 15, 2007, April 13, 2006 (inception) to November 30, 2006 and April 13, 2006 (inception) to February 15, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts of disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trans-India Acquisition Corporation as of February 15, 2007 and November 30, 2006, and the results of its operations and its cash flows for the periods from December 1, 2006 to February 15, 2007, April 13, 2006 (inception) to November 30, 2006 and April 13, 2006 (inception) to February 15, 2007, in conformity with United States generally accepted accounting principles.

/s/ Miller, Ellin & Company, LLP

New York, New York

February 27, 2007

TRANS-INDIA ACQUISITION CORPORATION

(a corporation in the development stage)

BALANCE SHEETS

	February 15, 2007	November 30, 2006
ASSETS
Current assets:
Cash	$421,038	$91,559
Cash and cash equivalents held in trust account	89,930,004	—
Other deferred offering costs	—	140,784

Total assets	$90,351,042	$232,343

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accrued expenses	$209,750	$26,340
Stockholder note payable	205,847	200,420
Deferred underwriting fees	3,680,000	—

Total Liabilities	4,095,597	226,760

Commitments

Common Stock subject to conversion 2,873,850 and 0 shares, respectively, at conversion value	22,473,507	—

Stockholders’ Equity
Preferred stock, $.0001 par value; authorized 5,000,000 shares; none issued and outstanding	—	—
Common stock, $.0001 par value; authorized 50,000,000 shares; issued and outstanding 14,200,000 and 2,500,000	1,420	250
Additional paid-in capital	63,804,061	19,750
Deficit accumulated during the development stage	-23,543	-14,417

Total stockholders’ equity	63,781,938	5,583

Total liabilities and stockholders’ equity	$90,351,042	$232,343

See accompanying notes to financial statements.

TRANS-INDIA ACQUISITION CORPORATION

(a corporation in the development stage)

STATEMENTS OF OPERATIONS

	For the period from December 1, 2006 to February 15, 2007	For the period from April 13, 2006 (inception) to November 30, 2006	For the period from April 13, 2006 (inception) to February 15, 2007
Formation and operating costs	$(3,699)	$(14,417)	$(18,116)

Loss before interest expense and income taxes	(3,699)	(14,417)	(18, 116)
Interest expense	5,427	—	5,427

Loss before income taxes	(9,126)	(14,417)	(23,543)
Income taxes	—	—	—

Net loss	$(9,126)	$(14,417)	$(23,543)

Net loss per share	$—	$(0.01)	$(0.01)

Weighted average shares outstanding - basic	2,651,948	1,554,726	1,858,633

See accompanying notes to financial statements.

TRANS-INDIA ACQUISITION CORPORATION

(a corporation in the development stage)

STATEMENTS OF STOCKHOLDERS’ EQUITY

For the period April 13, 2006 (inception)

to February 15, 2007

	Common Stock		Paid-in Capital in Excess of Par	Accumulated During the Development Stage	Total Stockholders’ Equity
	Shares	Par Value $0.00 Amount
Balances April 13, 2006	—	$—	$—	$—	$—
Common stock issued	2,500,000	250	19,750	—	20,000
Net loss	—	—	—	(14,417)	(14,417)

Balance at November 30, 2006`	2,500,000	250	19,750	(14,417)	5,583
Issuance of common stock and warrants on February 15, 2007	11,700,000	1,170	93,598,830	—	93,600,000
Expenses of offering	—	—	(7,341,012)	—	(7,341,012)
Proceeds subject to possible conversion of 2,873,850 shares	—	—	(22,473,507)	—	(22,473,507)
Net loss	—	—	—	(9,126)	(9,126)

Balance at February 15, 2007	14,200,000	$1,420	$63,804,061	$(23,543)	$63,781,938

See accompanying notes to financial statements.

TRANS-INDIA ACQUISITION CORPORATION

(a corporation in the development stage)

STATEMENTS OF CASH FLOWS

	For the period from December 1, 2006 February 15, 2007	For the period from April 13, 2006 (inception) to November 30, 2006	For the period from April 13, 2006 (inception) to February 15, 2007
Cash flows from operating activities:
Net loss	$(9,126)	$(14,417)	$(23,543)
Adjustment to reconcile net loss to net cash provided by operating activities:
Increase in accrued expenses	188,837	26,340	215,177

Net cash provided by operating activities	179,711	11,923	191,634

Cash flows from investing activities:
Payment to trust account	(89,930,004)	—	(89,930,004)

Net cash used in investing activities	(89,930,004)	—	(89,930,004)

Cash flows from financing activities:
Proceeds from notes payable	—	200,420	200,420
Proceeds form sale of common stock	—	20,000	20,000
Payment of deferred offering costs	(3,520,228)	(140,784)	(3,661,012)
Gross proceeds from private offering	1,600,000	—	1,600,000
Gross proceeds from public offering	92,000,000	—	92,000,000

Net cash provided by financing activities	90,079,772	79,636	90,159,408

Net increase in cash	329,479	91,559	421,038
Cash, beginning of period	91,559	—	—

Cash, end of period	$421,038	$91,559	$421,038

Supplemental Disclosures of Cash Flow Information:
Schedule of Non-cash Financing Transactions
Deferred underwriting fees and expenses	$3,680,000	$—	$3,680,000

See accompanying notes to financial statements.

TRANS-INDIA ACQUISITION CORPORATION

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Trans-India Acquisition Corporation (the “Company”) was incorporated in Delaware on April 13, 2006 as a blank check company formed to acquire, through merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses with primary operations in India.

At February 15, 2007, the Company had not yet commenced any operations. All activity through February 15, 2007 relates to the Company’s formation and the initial public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (the “Public Offering”) was declared effective on February 8, 2007. The Company completed a private placement (the “Private Placement”) on February 14, 2007 and received proceeds of $1,600,000. The Company consummated the Public Offering on February 14, 2007 and received net proceeds of $88,479,772. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Private Placement and the Public Offering (collectively the “Offerings”) (as described in Note 2), although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a business combination with a target company. As used herein, a “target business” shall include an operating business in security industry and a “business combination” shall mean the acquisition by the Company of a target business.

Of the proceeds of the Offerings, $89,930,004 is being held in a trust account (“Trust Account”) and invested until the earlier of (i) the consummation of the first business combination or (ii) the distribution of the Trust Account as described below. The amount in the Trust Account includes $3,680,000 of contingent underwriting compensation and expenses (the “Discount”) which will be paid to the underwriters if a business combination is consummated, but which will be forfeited in part if public stockholders elect to have their shares redeemed for cash if a business combination is not consummated. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 25% or more of the outstanding stock, excluding for this purpose those persons who were stockholders prior to the Public Offering, vote against the business combination, the business combination will not be consummated. All the Company’s stockholders prior to the Public Offering, including all of the officers and directors of the Company (“Existing Stockholders”), have agreed to vote their 2,700,000 founding shares of common stock (including the 200,000 shares included in the Private Placement) in accordance with the vote of the majority of all other stockholders of the Company (“Public Stockholders”) with respect to any business combination. After consummation of the Company’s first business combination, these voting obligations will terminate.

With respect to the first business combination which is approved and consummated, any Public Stockholder who voted against the business combination may elect to convert his, her or its shares into cash. Accordingly, Public Stockholders holding 24.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a business combination. Such converting Public Stockholders would be entitled to receive their pro rata share of the net offering proceeds in the Trust Account calculated as of the record date for determination of stockholders entitled to vote on the proposed combination, including interest accrued thereon less up to $2,300,000 of interest that may be released to the Company to fund working capital, net of taxes, plus the deferred underwriting discounts and expenses and plus the private placement proceeds, computed without regard to the shares held by Existing Stockholders.

TRANS-INDIA ACQUISITION CORPORATION

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION, BUSINESS OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Nature of Operations (Continued)

In the event that the Company does not consummate a business combination within 18 months from the date of the consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied, the proceeds held in the Trust Account will be distributed to the Company’s Public Stockholders. The Existing Stockholders have waived their rights to receive distributions upon the Company’s liquidation with respect to all shares owned by them prior to the Proposed Offering including the shares acquired in the Private Placement. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Proposed Offering (assuming no value is attributed to the Warrants contained in the Units (as defined below) to be offered in the Proposed Offering, as discussed in Note 2).

Recently Issued Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

Loss Per Common Share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

Stock-Based Compensation

The Company has adopted Financial Accounting Statement No. 123R “Accounting for Stock-Based Compensation”. The Company uses the fair value method of valuing stock-based compensation awards.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash Concentration of credit risk

The Company maintains cash balances with financial institutions, which, at times, may exceed the Federal Deposit Insurance Corporation limit. The Company has not experienced any losses to date as a result of this policy, and management believes there is little risk of loss.

TRANS-INDIA ACQUISITION CORPORATION

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

2. OFFERINGS

Public Offering

On February 14, 2007, the Company sold 10,000,000 units to the public at a price of $8.00 per unit. Each unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (“warrant”). Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a business combination with a target business or February 14, 2008 and expiring February 14, 2012. The underwriters were granted an option to purchase an additional 1,500,000 units within 45 days of the effective date of the registration statement to cover any over-allotments. The underwriters exercised the option with respect to 1,500,000 units on February 8, 2007 and were issued such units on February 14, 2007. The warrants are redeemable at a price of $.01 per warrant upon 30 days notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending three business days before we send the notice of redemption.

Private Placements

On February 14, 2007, the Company sold to its officers and directors and their affiliates, its special advisor and Trans-India Investors Limited an aggregate of 200,000 units at a price of $8.00 per unit. These private placement units are identical to the units sold in the Public Offering except that they do not have any conversion rights or rights to any liquidation distributions in the event the Company fails to consummate a business combination.

3. RELATED PARTY TRANSACTION

The Company has agreed to pay an affiliate of one of the Existing Stockholders an administrative fee of $7,500 per month for office space and general and administrative services from the effective date of the Proposed Offering through the consummation of a business combination.

4. NOTES PAYABLE STOCKHOLDERS AND MANAGEMENT

The Company entered into a loan agreement with certain stockholders and members of management to borrow up to $400,000 by issuing unsecured promissory notes to cover expenses related to the Proposed Offering and Private Placements. The notes bear interest at the rate of 5% per annum and are payable on March 1, 2007. As of February 15, 2007, the Company has borrowed $205,847 under the notes, including accrued interest of $5,427. Due to the short-term nature of the note, the fair value of the note approximates its carrying amount.

TRANS-INDIA ACQUISITION CORPORATION

(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

5. COMMITMENTS AND CONTINGENCIES

The Company, on February 14, 2007, sold to the representatives of the underwriters, for an aggregate of $100, an option to purchase up to a total of 500,000 units. The units issuable upon exercise of this option are identical to those sold on February 14, 2007. This option is exercisable at $10.00 per Unit commencing on the later of the consummation of a business combination or one year from February 8, 2007 and expires on February 8, 2012. The option and the 500,000 units, the 500,000 shares of common stock and the 500,000 warrants that are a part of such units, and the 500,000 shares of common stock underlying such Warrants, have been deemed compensation by the National Association of Securities Dealers (“NASD”) and are therefore subject to a 180-day lock-up pursuant to Rule 27110(g)(l) of the NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following February 8, 2007. However, the option may be transferred to any underwriter and selected dealer participating in the Proposed Offering and their bona fide officers or partners. The Company will account for this purchase option as a cost of raising capital and will include the instrument as equity in our financial statements. Accordingly, there will be no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company has estimated, that the fair value of the purchase option on the date of sale is approximately $5.89 per unit, using an expected life of five (5) years, volatility of 100%, and a risk-free rate of 5%. However, because the Company’s units do not have a trading history, the volatility assumption is based on information of comparable companies. Although an expected life of five years was used in the calculation, if the Company does not consummate a business combination within the prescribed time period and it liquidates, the option will become worthless.

The Company has engaged I-Bankers Securities, Inc. and CRT Capital Group LLC (the “Representatives”), on a non-exclusive basis, as its agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the Representatives for bona fide services rendered, a commission equal to 5% of the exercise price for each warrant exercised more than one year after the date of consummation of a business transaction if the exercise was solicited by the Representatives. In addition to soliciting, either orally or in writing, the exercise of the warrants, the Representatives’ services may also include disseminating information, either orally or in writing to warrant holders about the Company or the market for the Company’s securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the Representatives upon the exercise of the warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the warrants has not confirmed in writing that the underwriter solicited the exercise;

•	the warrants are held in a discretionary account;

•	the warrants are exercised in an unsolicited transaction; or

•	the arrangement to pay the commission is not disclosed in the prospectus provided to warrant holders at the time of exercise.

6. COMMON STOCK RESERVED FOR ISSUANCE

At February 15, 2007, 11,700,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants.

7. PREFERRED STOCK

The Company is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.

8. WARRANTS

On June 28, 2006, the Company issued warrants in connection with its initial capitalization to the Existing Stockholders to purchase up to a total of 2,500,000 shares of common stock at an exercise price of $0.008 per share. Subsequently, on January 4, 2007, the Company and the holders of the 2,500,000 outstanding warrants entered into an agreement under which the outstanding warrants were cancelled.